UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2017

PennyMac Financial Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35916	80-0882793
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3043 Townsgate Road, Westlake Village, California	91361
(Address of principal executive offices)	(Zip Code)

(818) 224‑7442

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

On February 16, 2017,  PennyMac Financial Services, Inc. (the “Company”), through the Company’s indirect subsidiary, PNMAC GMSR ISSUER TRUST (“Issuer Trust”), issued an aggregate principal amount of $400 million in secured term notes (the “Term Notes”) to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”).  The Term Notes bear interest at a rate equal to one-month LIBOR plus 4.75% per annum, payable each month beginning in February 2017, on the 25th day of such month or, if such 25th day is not a business day, the next business day. The Term Notes will mature on February 25, 2020 or, if extended pursuant to the terms of the Term Note Indenture Supplement (as defined below), February 25, 2021 (unless earlier redeemed in accordance with their terms).  The Term Notes rank pari passu with that certain Series 2016-MSRVF1 Variable Funding Note dated December 19, 2016 (the “VFN”), issued by Issuer Trust to one of the Company’s indirect controlled subsidiaries, PennyMac Loan Services, LLC (“PLS”), and are secured by certain participation certificates relating to Ginnie Mae mortgage servicing rights (“MSRs”) and excess servicing spread relating to such MSRs (“ESS”) that are financed pursuant to a structured finance transaction, which is further described in the Company’s Current Report on Form 8-K filed on December 21, 2016 (the “GNMA MSR Facility”).

The Term Notes have not been and are not expected to be registered under the Securities Act or any state securities laws and, unless so registered, may not be offered or sold in the United States or to U.S. persons absent an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws.

The Amended and Restated Base Indenture

The Term Notes were issued pursuant to the terms of (i) an amended and restated base indenture, dated as of February 16, 2017, by and among Issuer Trust, Citibank, N.A., as indenture trustee, calculation agent, paying agent and securities intermediary (the “Indenture Trustee”), PLS, as the servicer and administrator, Credit Suisse First Boston Mortgage Capital LLC (“CSFB”), as administrative agent, and Pentalpha Surveillance LLC, as credit manager (the “Amended Base Indenture”); (ii) a Series 2017-GT1 indenture supplement, dated as of February 16, 2017, to amended and restated base indenture dated February 16, 2017 (the “Term Note Indenture Supplement”); and (iii) an omnibus amendment no. 1, dated as of February 16, 2017, by and among Issuer Trust, Indenture Trustee; PLS and CSFB (the “Omnibus Amendment”) to the Series 2016-MSRVF1 indenture supplement (the “VFN Supplement”) and Series 2016-MBSADV1 indenture supplement (the “ADV Supplement”).

The Amended Base Indenture, which amends and restates that certain base indenture dated as of December 16, 2016 and executed in connection with the closing of the GNMA MSR Facility, requires Issuer Trust and PLS to make certain representations and warranties customary for secured financing transactions and also requires PLS to maintain various financial and other covenants, which include maintaining (i) an adjustable net worth equal to or greater than 100% of the Ginnie Mae Single-Family Issuer minimum net worth requirement, (ii) liquidity equal to or greater than 100% of the Ginnie Mae Single-Family Issuer minimum liquidity requirement or, if the aggregate monetary value of all out-of-pocket advances on Ginnie Mae mortgage backed securities exceeds the Single-Family Issuer minimum liquidity requirement, 100% of such minimum liquidity requirement, and (iii) a minimum fair market value relating to its base servicing fee. In the event PLS breaches one or more of these financial covenants, the noteholders have the right to reduce the advance rate available to PLS under the Term Notes.

In addition, the Amended Base Indenture contains events of default (subject to certain materiality thresholds and grace periods), including payment defaults on any series or class of notes, breaches of covenants and/or certain representations and warranties, cross-defaults, guarantor defaults, bankruptcy or insolvency proceedings and other events of default customary for secured financing transactions. The remedies for such events of default include the acceleration of the principal amount outstanding under the Amended Base Indenture and the liquidation of the MSRs and ESS by the Indenture Trustee on behalf of the noteholders of any notes issued by the Issuer Trust. If an event of default has occurred and is continuing with respect to any series of notes issued by the Issuer Trust, the Indenture Trustee is responsible for exercising any such rights and powers vested in it by the Amended Base Indenture on behalf of the noteholders. In connection with Issuer Trust’s issuance of the Term Notes, PLS and Issuer Trust have also agreed to repurchase a portion of the Term Notes to the extent Issuer Trust shall not have obtained a B rating on such Term Notes by November 1, 2017.

The foregoing descriptions of the Amended Base Indenture, the Term Note Indenture Supplement and the Omnibus Amendment do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements, which have been filed with this Current Report on Form 8-K as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, respectively.

PC Repurchase Agreement

On February 16, 2017, the Company, through Issuer Trust, as buyer, PLS, as seller, and the Company’s direct controlled subsidiary, Private National Mortgage Acceptance Company, LLC (“PNMAC”), as guarantor, also entered into an amendment to that certain master repurchase agreement dated as of December 19, 2016 (the “PC Repurchase Agreement”), pursuant to which PLS finances all of its right, title and interest in, to and under participation certificates representing beneficial interests in MSRs and ESS, including all of its rights and interests in any MSRs and ESS it thereafter owns or acquires. The principal amount paid by Issuer Trust for the participation certificates under the PC Repurchase Agreement is based upon a percentage of the market value of the underlying MSRs (inclusive of the ESS). Upon PLS’ repurchase of the participation certificates, PLS is required to repay Issuer Trust the principal amount relating thereto plus accrued interest (at a rate reflective of the current market and consistent with the weighted average note rate of the VFN and any outstanding Term Notes) to the date of such repurchase. The obligations of PLS are guaranteed in full by PNMAC (the “PNMAC Guaranty”).

The primary purposes of the amendment to the PC Repurchase Agreement were to (i) provide additional rights of payment to the qualified institutional buyers in certain circumstances relating to early principal payments on the Term Notes as described in the Term Note Indenture Supplement; (ii) expand the remedies for an event of default by allowing the use of PLS’ collections of advance reimbursements on the MSRs otherwise due to PLS to repay Credit Suisse AG, Cayman Islands Branch for any advances it may be required to make under the ADV Supplement, as amended; and (iii) include an additional event of default relating to PNMAC’s default under the PNMAC Guaranty. The PNMAC Guaranty was also amended to add additional representations and warranties, covenants and events of default, in each case customary for guaranties of secured financing transactions.

In connection with Issuer Trust’s issuance of the Term Notes and additional borrowings under the PC Repurchase Agreement by PLS, PLS received net proceeds of approximately $395 million, after deducting estimated fees and expenses.  The Company intends to use the net proceeds of the offering for general corporate purposes, including the acquisition of additional MSRs.

Other material terms of the PC Repurchase Agreement, the PNMAC Guaranty, the VFN Repurchase Agreement and the VFN Supplement are described more fully in the Company’s Current Report on Form 8-K filed on December 21, 2016. The foregoing descriptions of the PC Repurchase Agreement, the PNMAC Guaranty, the VFN Repurchase Agreement and the VFN Supplement do not purport to be complete and are qualified in their entirety by reference to (i) the full text of Amendment No. 1 to Master Repurchase Agreement which has been filed with this Current Report on Form 8-K as Exhibit 10.4; (ii) the description of the PC Repurchase Agreement in the Company’s Current Report on Form 8-K as filed on December 21, 2016 and the full text of the PC Repurchase Agreement attached thereto as Exhibit 10.3; (iii) the full text of the Amendment No. 1 to Guaranty which has been filed with this Current Report on Form 8-K as Exhibit 10.5; (iv) the description of the PNMAC Guaranty in the Company’s Current Report on Form 8-K as filed on December 21, 2016 and the full text of the PNMAC Guaranty attached thereto as Exhibit 10.6; (v) the description of the VFN Repurchase Agreement in the Company’s Current Report on Form 8-K as filed on December 21, 2016 and the full text of the VFN Repurchase Agreement attached thereto as Exhibit 10.9;  and (vi) the description of the VFN Supplement in the Company’s Current Report on Form 8-K as filed on December 21, 2016 and the full text of the VFN Supplement attached thereto as Exhibit 10.2.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this report is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

10.1

Amended and Restated Base Indenture, dated as of February 16, 2017, by and among PNMAC GMSR ISSUER TRUST, as Issuer, Citibank, N.A., as Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary, PennyMac Loan Services, LLC, PLS, as Servicer and Administrator, Credit Suisse First Boston Mortgage Capital LLC, as Administrative Agent, and Pentalpha Surveillance LLC, as Credit Manager.

10.2

Series 2017-GT1 Indenture Supplement, dated as of February 16, 2017, to Amended and Restated Base Indenture, dated as of February 16, 2017, by and among PNMAC GMSR ISSUER TRUST, as Issuer, Citibank, N.A., as Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary, PennyMac Loan Services, LLC, as Administrator and as Servicer, and Credit Suisse First Boston Mortgage Capital LLC, as Administrative Agent.

10.3

Omnibus Amendment No. 1 to the Series 2016-MSRVF1 Indenture Supplement and Series 2016-MSRVF1 Indenture Supplement, dated as of February 16, 2017, by and among PNMAC GMSR ISSUER TRUST, as Issuer, Citibank, N.A., as Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary, PennyMac Loan Services, LLC, as Administrator and Servicer, and Credit Suisse First Boston Mortgage Capital LLC, as Administrative Agent.

10.4

Amendment No. 1 to Master Repurchase Agreement, dated as of February 16, 2017, by and among PNMAC GMSR ISSUER TRUST, as Buyer, PennyMac Loan Services, LLC, as Seller, and Private National Mortgage Acceptance Company, LLC, as Guarantor.

10.5	Amendment No. 1 to Guaranty, dated as of February 16, 2017, by and between PNMAC GMSR ISSUER TRUST, as Buyer, and Private National Mortgage Acceptance Company, LLC, as Guarantor.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNYMAC FINANCIAL SERVICES, INC.

Dated: February 23, 2017	/s/ Andrew S. Chang
Andrew S. Chang Senior Managing Director and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1

Amended and Restated Base Indenture, dated as of February 16, 2017, by and among PNMAC GMSR ISSUER TRUST, as Issuer, Citibank, N.A., as Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary, PennyMac Loan Services, LLC, PLS, as Servicer and Administrator, Credit Suisse First Boston Mortgage Capital LLC, as Administrative Agent, and Pentalpha Surveillance LLC, as Credit Manager.

10.2

Series 2017-GT1 Indenture Supplement, dated as of February 16, 2017, to Amended and Restated Base Indenture, dated as of February 16, 2017, by and among PNMAC GMSR ISSUER TRUST, as Issuer, Citibank, N.A., as Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary, PennyMac Loan Services, LLC, as Administrator and as Servicer, and Credit Suisse First Boston Mortgage Capital LLC, as Administrative Agent.

10.3

Omnibus Amendment No. 1 to the Series 2016-MSRVF1 Indenture Supplement and Series 2016-MSRVF1 Indenture Supplement, dated as of February 16, 2017, by and among PNMAC GMSR ISSUER TRUST, as Issuer, Citibank, N.A., as Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary, PennyMac Loan Services, LLC, as Administrator and Servicer, and Credit Suisse First Boston Mortgage Capital LLC, as Administrative Agent.

10.4

Amendment No. 1 to Master Repurchase Agreement, dated as of February 16, 2017, by and among PNMAC GMSR ISSUER TRUST, as Buyer, PennyMac Loan Services, LLC, as Seller, and Private National Mortgage Acceptance Company, LLC, as Guarantor.

10.5	Amendment No. 1 to Guaranty, dated as of February 16, 2017, by and between PNMAC GMSR ISSUER TRUST, as Buyer, and Private National Mortgage Acceptance Company, LLC, as Guarantor.